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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2005

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21577               84-1100630
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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The information contained in this Current Report, including the press release attached as Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings of Wild Oats Markets, Inc. (the "Company"), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) On May 6, 2005, the Company issued a press release announcing certain financial information regarding the fiscal quarter ended April 2, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished pursuant to Item 2.02 of Form 8-K:

    Exhibit 99.1     Press Release of Wild Oats Markets, Inc. dated May 6, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     Wild Oats Markets, Inc.
                                                     (Registrant)

                                                     By:  /s/ Freya R. Brier
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                                                          Freya R. Brier
Date: May 6, 2005                                         Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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Exhibit 99.1    Press Release of Wild Oats Markets, Inc. dated May 6, 2005.